Non-current assets held for sale	12 Months Ended
Jun. 30, 2020
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Non-current assets held for sale

30. Non-current assets held for sale

The Company entered into a Sale Commitment of a 2,160 hectare area of the Bananal Farm ("Bananal X"), a property located in the municipality of Luís Eduardo Magalhães (Bahia), with 1,714 hectares of agricultural area and 446 hectares of legal reserve and permanent preservation area.

The parties negotiated the property for R$28,000, divided into seven installments, with an advance of R$2,000 to be paid in two installments, with the first on February 20, 2019 and the second 30 days. The advances were received and are recorded as advances from customers.

A disagreement involving the lessee of the area upon the sale impeded its recognition until this reporting date, and the asset remained registered under Non-current assets held for sale. However, during July 2020, the parties concluded the agreement, the conditions precedent were fully met and, on July 31, 2020, the ownership of the farm was transferred, consummating the sale of Bananal X.

IFRS 5 – Non-Current Assets Held for Sale and Discontinued Operations – establishes that non-current assets held for sale must be measured by the lesser the book value registered to date and the fair value less selling expenses, accordingly the amount recognized on June 30, 2020 was:

2020
Book value	28,851
Measurement at fair value	(2,994)
Fair value minus selling expenses (a)	25,857

(a)	Measured at nominal sales value, less brokerage expenses and discounting to present value. The variation in fair value registered between January 27, 2020 (Acquisition of Agrifirma) and this reporting date was R$2,015, registered under financial result.